EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Bel Fuse Inc (the "Company") on Form 10-Q for the quarter ended June 30, 2003 filed with the Securities and Exchange Commission (the "Report"), I, Daniel Bernstein, President and Chief Executive Officer, and I, Colin Dunn, Vice President of Finance of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934;and

(2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Company as of the dates presented and consolidated result of operations of the Company for the periods presented.

Dated: August 13, 2003

                                          By: /s/ Daniel Bernstein
                                             ----------------------------------
                                                Daniel Bernstein, President
                                                 and Chief Executive Officer

                                          BY:  /s/ Colin Dunn
                                             ----------------------------------
                                                Colin Dunn, Vice President of
                                                Finance